UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 11, 2007

Accredited Home Lenders Holding Co.

(Exact name of Registrant as specified in its charter)

Delaware	001-32275	04-3669482
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15253 Avenue of Science, San Diego, CA 92128

(Address of principal executive offices) (Zip Code)

(858) 676-2100

(Registrant’s telephone number, including area code)

N/A

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 12, 2007, LSF5 Accredited Merger Co., Inc. (“Purchaser”), a Delaware corporation and wholly owned subsidiary of LSF5 Accredited Investments, LLC, a Delaware limited liability company (“Parent”), was merged (the “Merger”) with and into Accredited Home Lenders Holding Co., a Delaware corporation (“Accredited”), pursuant to the Agreement and Plan of Merger, dated as of June 4, 2007, as amended by the First Amendment, dated as of June 15, 2007, and as further amended by the Second Amendment, dated as of September 18, 2007, by and among Parent, Purchaser and Accredited (the “Merger Agreement”), with Accredited (the “Surviving Corporation”) surviving the merger as a wholly owned subsidiary of Parent. As a result of the Merger, all outstanding shares of common stock of Accredited, par value $0.001 per share (the “Shares”), other than any Shares in respect of which appraisal rights are validly exercised under Delaware law and any Shares owned by Accredited, Parent or any of their respective subsidiaries, were converted into the right to receive $11.75 in cash per Share, without interest.

Following the Merger, on October 12, 2007, at Accredited’s request, NASDAQ filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 in order to effect the delisting of the Shares from NASDAQ and the deregistration of the Shares under the Exchange Act.

Item 5.01.	Change in Control of Registrant.

Pursuant to the Merger Agreement, Purchaser commenced a tender offer (the “Offer”) to purchase the Shares at $11.75 per Share net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 19, 2007, and the related Letter of Transmittal, each as amended and supplemented. The Offer expired at 12:00 midnight, New York City time, on Friday, October 5, 2007, and on October 11, 2007, Purchaser accepted and paid for all Shares validly tendered and not withdrawn in the Offer, which represented more than 90% of Accredited’s outstanding Shares. The funds for the purchase came from the working capital of Purchaser.

The Merger Agreement provides that, effective upon acceptance for payment by Purchaser of any Shares pursuant to the Offer, Parent is entitled to designate directors to Accredited’s Board of Directors (the “Board”) in such number as is proportionate to Parent’s Share ownership. In accordance with the Merger Agreement and at Parent’s request, on October 11, 2007, James H. Berglund, Gary M. Erickson and Bowers W. Espy resigned as directors of the Board and the Board appointed six representatives designated by Parent, Len Allen, Michael Thompson, Marc Lipshy, Catharon Miller, Leigh Rea and Benjamin D. Velvin III, as directors of the Board effective as of October 11, 2007. Five members of the Board prior to completion of the Offer, James A. Konrath, Joseph J. Lydon, Jody A. Gunderson, Richard T. Pratt and Stephen E. Wall, remained on the Board at that time. On October 12, 2007, Parent effected the Merger by way of a short-form merger under Delaware law and became the sole stockholder of Accredited. Prior to completion of the Merger and in anticipation thereof, at Parent’s request, Stephen E. Wall, Jody A. Gunderson and Richard T. Pratt tendered resignations from the Board to be effective at 5:00 p.m. Pacific Time on October 12, 2007. Two of Accredited’s directors prior to completion of the Offer, James A. Konrath and Joseph J. Lydon, currently remain on the Board. Information about the six directors designated for appointment by Parent has been previously disclosed in the Information Statement contained in the Schedule 14D-9 which was filed by Accredited with the Securities and Exchange Commission on June 19, 2007 and is incorporated herein by reference.

The foregoing description of the Merger Agreement, as amended, is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Accredited on June 4, 2007, the First Amendment, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Accredited on June 18, 2007 and the Second Amendment, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Accredited on September 20, 2007.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement and at Parent’s request, on October 11, 2007, James H. Berglund, Gary M. Erickson and Bowers W. Espy resigned as directors of the Board and the Board appointed six representatives designated by Parent, Len Allen, Michael Thompson, Marc Lipshy, Catharon Miller, Leigh Rea and Benjamin D. Velvin III, as directors of the Board effective as of October 11, 2007. Five of Accredited’s current members of the Board, James A. Konrath, Joseph J. Lydon, Jody A. Gunderson, Richrd T. Pratt and Stephen E. Wall remained on the Board at that time. On October 12, 2007, Parent effected the Merger by way of a short-form merger under Delaware law and became the sole stockholder of Accredited. Prior to completion of the Merger and in anticipation thereof, at Parent’s request, Stephen E. Wall, Jody A. Gunderson and Richard T. Pratt tendered resignations from the Board to be effective at 5:00 p.m. Pacific Time on October 12, 2007. Information about the six directors designated for appointment by Parent has been previously disclosed in the Information Statement contained in the Schedule 14D-9 which was filed by Accredited with the Securities and Exchange Commission on June 19, 2007 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the time of the Merger (the “Effective Time”), Accredited’s certificate of incorporation was amended and restated in its entirety in a form specified by Parent and such amended and restated certificate of incorporation became the certificate of incorporation of the Surviving Corporation.

Pursuant to the Merger Agreement, at the Effective Time, the bylaws of Purchaser, as in effect immediately prior to the Effective Time, became the bylaws of the Surviving Corporation (except that immediately following the Merger, the bylaws were amended to provide that the name of the Surviving Corporation set forth therein is “Accredited Home Lenders Holding Co.”).

A copy of the amended certificate of incorporation and the bylaws of Accredited Home Lenders Holding Co. are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On October 12, 2007, Parent and Company issued a joint press release announcing the closing of the tender and the completion of the merger between Accredited and Purchaser. A copy of the joint press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Accredited Home Lenders Holding Co.

3.2	Bylaws of Accredited Home Lenders Holding Co.

99.1	Joint Press Release issued by Parent and the Company, dated October 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Accredited Home Lenders Holding Co.

By:	/s/ David E. Hertzel
David E. Hertzel
General Counsel

Dated: October 15, 2007